EXHIBIT 24

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN or ALEX J. DEYONKER, and any of them severally, with full power of substitution, his attorneys or attorney to execute in his name, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., one or more Registration Statements on Form S-8 of Spartan Stores, Inc. relating to deferred compensation obligations to be issued pursuant to the Spartan Stores, Inc. Supplemental Savings Plan for Directors, any and all amendments and supplements to such Registration Statements and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

November 24, 2003	/s/ M. Shân Atkins
Signature

M. Shân Atkins
Print Name

Director
Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN or ALEX J. DEYONKER, and any of them severally, with full power of substitution, his attorneys or attorney to execute in his name, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., one or more Registration Statements on Form S-8 of Spartan Stores, Inc. relating to deferred compensation obligations to be issued pursuant to the Spartan Stores, Inc. Supplemental Savings Plan for Directors, any and all amendments and supplements to such Registration Statements and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

December 1, 2003	/s/ Dr. Frank M. Gambino
Signature

Dr. Frank M. Gambino
Print Name

Director
Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN or ALEX J. DEYONKER, and any of them severally, with full power of substitution, his attorneys or attorney to execute in his name, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., one or more Registration Statements on Form S-8 of Spartan Stores, Inc. relating to deferred compensation obligations to be issued pursuant to the Spartan Stores, Inc. Supplemental Savings Plan for Directors, any and all amendments and supplements to such Registration Statements and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

November 29, 2003	/s/ Gregory P. Josefowicz
Signature

Gregory P. Josefowicz
Print Name

Director
Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN or ALEX J. DEYONKER, and any of them severally, with full power of substitution, his attorneys or attorney to execute in his name, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., one or more Registration Statements on Form S-8 of Spartan Stores, Inc. relating to deferred compensation obligations to be issued pursuant to the Spartan Stores, Inc. Supplemental Savings Plan for Directors, any and all amendments and supplements to such Registration Statements and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

November 25, 2003	/s/ Elizabeth A. Nickels
Signature

Elizabeth A. Nickels
Print Name

Director
Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN or ALEX J. DEYONKER, and any of them severally, with full power of substitution, his attorneys or attorney to execute in his name, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., one or more Registration Statements on Form S-8 of Spartan Stores, Inc. relating to deferred compensation obligations to be issued pursuant to the Spartan Stores, Inc. Supplemental Savings Plan for Directors, any and all amendments and supplements to such Registration Statements and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

November 25, 2003	/s/ Timothy J. O'Donovan
Signature

Timothy J. O'Donovan
Print Name

Director
Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN or ALEX J. DEYONKER, and any of them severally, with full power of substitution, his attorneys or attorney to execute in his name, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., one or more Registration Statements on Form S-8 of Spartan Stores, Inc. relating to deferred compensation obligations to be issued pursuant to the Spartan Stores, Inc. Supplemental Savings Plan for Directors, any and all amendments and supplements to such Registration Statements and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

November 24, 2003	/s/ Kenneth T. Stevens
Signature

Kenneth T. Stevens
Print Name

Director
Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN or ALEX J. DEYONKER, and any of them severally, with full power of substitution, his attorneys or attorney to execute in his name, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., one or more Registration Statements on Form S-8 of Spartan Stores, Inc. relating to deferred compensation obligations to be issued pursuant to the Spartan Stores, Inc. Supplemental Savings Plan for Directors, any and all amendments and supplements to such Registration Statements and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

December 1, 2003	/s/ James F. Wright
Signature

James F. Wright
Print Name

Director
Title